UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-127352-30	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On April 6, 2006, a single series of certificates, entitled Soundview Home Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Wells Fargo Bank, N.A., as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, fixed rate and adjustable rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $810,099,827.49 as of March 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the five Assignment and Recognition Agreements, dated April 6, 2006 (the “Assignment and Recognition Agreements”), among the Seller, the Depositor and Aames Capital Corp., Centex Home Equity Company, LLC, Long Beach Mortgage Company, Meritage Mortgage Corp. and NovaStar Mortgage, Inc. (each, an “Originator”), as applicable. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc., Morgan Keegan & Company, Inc. and Sandler, O’Neill & Partners, L.P. (each, an “Underwriter”), pursuant to an Underwriting Agreement, dated March 17, 2006 (the “Underwriting Agreement”) among the Depositor and the Underwriters. The Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Initial Purchaser pursuant to the Purchase Agreement, dated April 6, 2006 (the “Purchase Agreement”) among the Depositor and the Initial Purchaser.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$ 289,863,000.00	Variable
A-2	$ 94,766,000.00	Variable
A-3	$188,113,000.00	Variable
A-4	$ 49,820,000.00	Variable
M-1	$ 29,569,000.00	Variable
M-2	$ 26,733,000.00	Variable
M-3	$ 17,012,000.00	Variable
M-4	$ 14,582,000.00	Variable
M-5	$ 14,582,000.00	Variable
M-6	$ 12,557,000.00	Variable
M-7	$ 12,151,000.00	Variable
M-8	$ 10,126,000.00	Variable
M-9	$ 8,101,000.00	Variable
M-10	$ 8,101,000.00	Variable
B-1	$ 8,101,000.00	Variable
B-2	$ 6,481,000.00	Variable
B-3	$ 9,721,000.00	5.0000% per annum
C	$ 9,720,727.49	Variable
P	$ 100.00	N/A
R	100.00%	N/A
R-X	$100.00%	N/A

The Certificates, other than the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 4, 2006 and the Prospectus Supplement, dated March 17, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
1.1 4.1
Underwriting Agreement, dated as of March 17, 2006, by and among Financial Asset Securities Corp., as Depositor, and Greenwich Capital Markets, Inc., Morgan Keegan & Company, Inc. and Sandler O’Neill & Partners, L.P. as underwriters.

Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Wells Fargo Bank, N.A., as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2006

FINANCIAL ASSET SECURITIES CORP.

	By:	/s/ Frank Skibo
	Name:	Frank Skibo
	Title:	Managing Director

Index to Exhibits

Exhibit No.	Sequentially Numbered Description
1.1 4.1
Underwriting Agreement, dated as of March 17, 2006, by and among Financial Asset Securities Corp., as Depositor, and Greenwich Capital Markets, Inc., Morgan Keegan & Company, Inc. and Sandler O’Neill & Partners, L.P. as underwriters.

Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Wells Fargo Bank, N.A., as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-2 Certificates.